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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report:  January 24, 2001


                       ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-14323               76-0568219
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                       ENTERPRISE PRODUCTS OPERATING L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                     333-93239-01            76-0568220
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)



        2727 North Loop West
           Houston, Texas                               77008
(Address of principal executive offices)             (Zip Code)


                                 (713) 880-6500
              (Registrants' telephone number, including area code)

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Item 5.  Other Events.

     (a) On January 24, 2001, Enterprise Products Partners L.P. ("Partners") and its 98.9899% owned subsidiary, Enterprise Products Operating L.P. ("Operating"), entered into an underwriting agreement for the public offering of $450 million of 7.50% Senior Notes Due 2011 of Operating (the "Notes"), which Notes are unconditionally guaranteed by Partners. Closing of the issuance and sale of the Notes is scheduled for January 29, 2001. One of the purposes of this Report is to file the exhibits related to the offering of the Notes listed in Item 7(c) below.

     (b) An additional purpose of this Report is to file as exhibits the Multi-Year Revolving Credit Facility and the 364-Day Revolving Credit Facility of Enterprise Products Operating L.P. and the Guaranty Agreements of Enterprise Products Partners L.P. with respect to each such facility, each dated as of November 17, 2000, listed in Item 7(c) below.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     1.1 Underwriting Agreement dated January 24, 2001, among Enterprise Products Partners L.P., Enterprise Products Operating L.P., Goldman, Sachs & Co., Salomon Smith Barney Inc., Banc One Capital Markets, Inc., First Union Securities, Inc., Scotia Capital (USA) Inc. and Tokyo-Mitsubishi International plc.

     4.1  Form of Global Note representing all 7.50% Senior Notes Due 2011.

     4.2 Multi-Year Revolving Credit Facility dated as of November 17, 2000, among Enterprise Products Operating L.P., First Union National Bank, as Administrative Agent, Bank One, NA, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, and the several banks from time to time parties thereto, with First Union Securities, Inc. and Chase Securities Inc. as Joint Lead Arrangers and Joint Book Managers.

     4.3 364-Day Revolving Credit Facility dated as of November 17, 2000, among Enterprise Products Operating L.P., First Union National Bank, as Administrative Agent, Bank One, NA, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, and the several banks from time to time parties thereto, with First Union Securities, Inc. and Chase Securities Inc. as Joint Lead Arrangers and Joint Book Managers.

     4.4 Guaranty Agreement dated as of November 17, 2000, by Enterprise Products Partners L.P. in favor of First Union National Bank, as Administrative Agent, with respect to the Multi-Year Revolving Credit Facility included as Exhibit 4.2, above.

     4.5 Guaranty Agreement dated as of November 17, 2000, by Enterprise Products Partners L.P. in favor of First Union National Bank, as Administrative Agent, with respect to the 364-Day Revolving Credit Facility included as Exhibit 4.3, above.

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     12.1  Computation of ratio of earnings to fixed charges for the year ended
           December 31, 1999 and the nine-month periods ended September 30, 1999 and September 30, 2000.

     23.1  Consent of Deloitte & Touche LLP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              ENTERPRISE PRODUCTS PARTNERS L.P.

                              ENTERPRISE PRODUCTS OPERATING L.P.

                              By:  Enterprise Products GP, LLC,
                                    as General Partner


Date:  January 24, 2001        By: /s/ Michael J. Knesek
                                   ---------------------
                                   Michael J. Knesek
                                   Vice President, Controller and Principal
                                   Accounting Officer

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                                 EXHIBIT INDEX
                                 -------------


     EXHIBIT
     NUMBER      EXHIBIT DESCRIPTION
     ------      -------------------

     1.1 Underwriting Agreement dated January 24, 2001, among Enterprise Products Partners L.P., Enterprise Products Operating L.P., Goldman, Sachs & Co., Salomon Smith Barney Inc., Banc One Capital Markets, Inc., First Union Securities, Inc., Scotia Capital (USA) Inc. and Tokyo-Mitsubishi International plc.

     4.1  Form of Global Note representing all 7.50% Senior Notes Due 2011.

     4.2 Multi-Year Revolving Credit Facility dated as of November 17, 2000, among Enterprise Products Operating L.P., First Union National Bank, as Administrative Agent, Bank One, NA, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, and the several banks from time to time parties thereto, with First Union Securities, Inc. and Chase Securities Inc. as Joint Lead Arrangers and Joint Book Managers.

     4.3 364-Day Revolving Credit Facility dated as of November 17, 2000, among Enterprise Products Operating L.P., First Union National Bank, as Administrative Agent, Bank One, NA, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, and the several banks from time to time parties thereto, with First Union Securities, Inc. and Chase Securities Inc. as Joint Lead Arrangers and Joint Book Managers.

     4.4 Guaranty Agreement dated as of November 17, 2000, by Enterprise Products Partners L.P. in favor of First Union National Bank, as Administrative Agent, with respect to the Multi-Year Revolving Credit Facility included as Exhibit 4.2, above.

     4.5 Guaranty Agreement dated as of November 17, 2000, by Enterprise Products Partners L.P. in favor of First Union National Bank, as Administrative Agent, with respect to the 364-Day Revolving Credit Facility included as Exhibit 4.3, above.

     12.1 Computation of ratio of earnings to fixed charges for the year ended December 31, 1999 and the nine-month periods ended September 30, 1999 and September 30, 2000.


     23.1 Consent of Deloitte & Touche LLP.

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